SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

MainSource Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana	0-12422	35-1562245
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

201 North Broadway Greensburg, Indiana	47240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 812-663-0157

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant’s press release issued on January 18, 2006, in which MainSource Financial Group, Inc. announced its unaudited results for the fourth quarter and year ended December 31, 2005

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MainSource Financial Group, Inc.

Date: January 18, 2006	By:	/s/ James M. Anderson
James M. Anderson Chief Financial Officer

EXHIBIT INDEX

Exhibit No. _____	Description _______________
99.1	MainSource Financial Group, Inc.’s press release dated January 18, 2006.